UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: January 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Convertible Fund

S E M I - A N N U A L

R E P O R T

JANUARY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Convertible Fund

Semi-Annual Report • January 31, 2007

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Financial Highlights	14
	Notes to Financial Statements	18
Fund Objective The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to commom stock or other equity interests of the issuer at a predetermined price or rate.	Additional Shareholder Information	28

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the six-month reporting period. Gross domestic product (“GDP”)[i] increased 5.6% in the first quarter of 2006, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, the preliminary estimate for GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

Early in 2006, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher during the reporting period. All told, the S&P 500 Indexiv returned 13.76% during the six months ended January 31, 2007.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June 2006—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. However,

Legg Mason Partners Convertible Fund	I

toward the end of the reporting period, yields again moved higher on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. Overall, during the six months ended January 31, 2007, two-year Treasury yields moved from 4.97% to 4.94%. Over the same period, 10-year Treasury yields fell from 4.99% to 4.83%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 3.65%.

Performance Review

For the six months ended January 31, 2007, Class A shares of the Legg Mason Partners Convertible Fund, excluding sales charges, returned 12.23%. These shares outperformed the Lipper Convertible Securities Funds Category Average[1], which increased 9.10%. The Fund’s new benchmark, the Merrill Lynch All Convertibles Indexvi, returned 10.02% for the same period. The Fund’s former benchmark, the Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible Index (the “Convertible 100 Index”)vii was discontinued by the provider as of December 31, 2006.

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)
6 Months
Convertible Fund — Class A Shares	12.23%
Merrill Lynch All Convertibles Index	10.02%
Lipper Convertible Securities Funds Category Average	9.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns will fluctuate and investors’shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our web-site at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 11.98%, Class C shares returned 11.82%, and Class I (formerly Class Y) shares returned 12.40% over the six months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 62 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Partners Convertible Fund

Special Shareholder Notices

Effective February 12, 2007, the Fund is managed by Peter Luke. Mr. Luke serves as the portfolio manager and has been responsible for the Fund’s day-to-day management and oversight since 2001.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Effective October 1, 2006, the Fund’s benchmark changed from the Convertible 100 Index to the Merrill Lynch All Convertibles Index since the Convertible 100 was discontinued. There was no change in the Fund’s investment objective or investment policies as a result of the benchmark change.

The Fund was formerly known as SB Convertible Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Convertible Fund	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely, R. Jay Gerken, CFA Chairman, President and Chief Executive Officer February 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Merrill Lynch All Convertibles Index is a rule driven index, which includes all bonds and preferred stocks of U.S.-registered companies, which have $50 million or more in aggregate market value and are convertible into U.S. dollar-denominated common stocks, ADRs or cash equivalents.

vii

The Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible Index (“Convertible 100 Index”) is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.

IV	Legg Mason Partners Convertible Fund

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Health Care

Information Technology

Industrials

Consumer Discretionary

Financials

Energy

Telecommunication Services

Utilities

25.9%

17.4%

16.7%

13.5%

11.0%

6.0%

4.6%

3.6%

0.0%

5.0%

10.0%

15.0%

January 31, 2007

20.0%

1.3%

30.0%

25.0%

Short-Term Investment

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table together with the amount you invested to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	12.23%	$1,000.00	$1,122.30	1.16%	$6.21
Class B	11.98	1,000.00	1,119.80	1.70	9.08
Class C	11.82	1,000.00	1,118.20	1.86	9.93
Class I(5)	12.40	1,000.00	1,124.00	0.77	4.12
(1)	For the six months ended January 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

2	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class B	5.00	1,000.00	1,016.64	1.70	8.64
Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class I(4)	5.00	1,000.00	1,021.32	0.77	3.92
(1)	For the six months ended January 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	3

Schedule of Investments (January 31, 2007) (unaudited)

LEGG MASON PARTNERS CONVERTIBLE FUND

Face
Amount	Rating‡	Security	Value

CONVERTIBLE BONDS & NOTES — 76.4%
CONSUMER DISCRETIONARY — 8.3%
Hotels, Restaurants & Leisure — 3.9%
$700,000	A-	Carnival Corp., Senior Debenture, 2.000% due 4/15/21	$937,125
2,900,000	B+	CBRL Group Inc., zero coupon bond to yield 2.895% due 4/3/32	1,526,125
600,000	BB	Hilton Hotels Corp., Senior Notes, 3.375% due 4/15/23	963,750

		Total Hotels, Restaurants & Leisure	3,427,000

Household Durables — 0.5%
400,000	BB	Beazer Homes USA Inc., 4.625% due 6/15/24	433,500

Media — 1.0%
700,000	BB+	Liberty Media Corp., 0.750% due 3/30/23	896,875

Specialty Retail — 2.9%
1,500,000	A+	Lowe’s Cos. Inc., Senior Notes, zero coupon bond
		due 10/19/21	1,758,750
900,000	CCC+	Pier 1 Imports Inc., 6.375% due 2/15/36 (a)	849,375

		Total Specialty Retail	2,608,125

		TOTAL CONSUMER DISCRETIONARY	7,365,500

ENERGY — 5.3%
Energy Equipment & Services — 5.3%
500,000	BBB+	Cameron International Corp., 1.500% due 5/15/24	793,750
900,000	A-	Diamond Offshore Drilling Inc., Senior Debentures,
		1.500% due 4/15/31	1,549,125
500,000	BBB+	Halliburton Co., Senior Notes, 3.125% due 7/15/23	790,625
1,300,000	BB-	Pride International Inc., 3.250% due 5/1/33	1,602,250

		TOTAL ENERGY	4,735,750

FINANCIALS — 5.1%
Capital Markets — 3.8%
300,000	BBB-	Affiliated Managers Group Inc., Senior Debenture,
		4.870% due 2/25/33 (b)	825,000
1,900,000	Aa3(c)	Merrill Lynch & Co. Inc., Senior Notes, zero coupon bond
		due 3/13/32	2,533,270

		Total Capital Markets	3,358,270

Real Estate Investment Trusts (REITs) — 1.1%
600,000	BB	Host Marriott LP, 3.250% due 4/15/24 (a)	953,250

Thrifts & Mortgage Finance — 0.2%
200,000	BB+	Bankunited Capital Trust, 3.125% due 3/1/34	195,250

		TOTAL FINANCIALS	4,506,770

See Notes to Financial Statements.

4	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

HEALTH CARE — 22.1%
Biotechnology — 10.7%
$600,000	NR	Alexion Pharmaceuticals Inc., Senior Notes, 1.375% due 2/1/12	$885,000
1,700,000	A+	Amgen Inc., Senior Notes, 0.375% due 2/1/13 (a)	1,704,250
800,000	CCC	BioMarin Pharmaceuticals Inc., 2.500% due 3/29/13	1,090,000
1,200,000	BBB	Genzyme Corp., Senior Notes, 1.250% due 12/1/23	1,285,500
1,000,000	NR	Incyte Corp., 3.500% due 2/15/11	891,250
500,000	NR	InterMune Inc., Senior Notes, 0.250% due 3/1/11 (a)	850,625
575,000	NR	Isis Pharmaceuticals Inc., 2.625% due 2/15/27 (a)	579,312
		NPS Pharmaceuticals Inc., Senior Notes:
1,100,000	NR	3.000% due 6/15/08 (a)	999,625
400,000	NR	3.000% due 6/15/08	363,500
1,200,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	804,000

		Total Biotechnology	9,453,062

Health Care Equipment & Supplies — 2.1%
		Medtronic Inc.:
100,000	AA-	1.500% due 4/15/11	106,625
1,600,000	AA-	Senior Notes, 1.500% due 4/15/11 (a)	1,706,000

		Total Health Care Equipment & Supplies	1,812,625

Health Care Providers & Services — 5.5%
1,100,000	NR	Henry Schein Inc., 3.000% due 8/15/34	1,370,875
700,000	A-	Pacificare Health Systems Inc., 3.000% due 10/15/32	2,646,875
200,000	BB+	Sierra Health Services Inc., 2.250% due 3/15/23	881,000

		Total Health Care Providers & Services	4,898,750

Life Sciences Tools & Services — 2.0%
1,500,000	NR	Invitrogen Corp., Senior Notes, 1.500% due 2/15/24	1,321,875
500,000	NR	Nektar Therapeutics, 3.250% due 9/28/12	478,125

		Total Life Sciences Tools & Services	1,800,000

Pharmaceuticals — 1.8%
1,500,000	BBB	Teva Pharmaceutical Finance NV, Debentures, Series B,
		0.250% due 2/1/24	1,631,250

		TOTAL HEALTH CARE	19,595,687

INDUSTRIALS — 15.2%
Aerospace & Defense — 4.8%
		AAR Corp., Senior Notes:
800,000	BB	1.750% due 2/1/26	965,000
600,000	BB	1.750% due 2/1/26 (a)	723,750
		L-3 Communications Corp.:
1,100,000	BB+	3.000% due 8/1/35 (a)	1,146,750
500,000	BB+	3.000% due 8/1/35	521,250
900,000	B+	Orbital Sciences Corp., 2.438% due 1/15/27 (a)	876,375

		Total Aerospace & Defense	4,233,125

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	5

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Electrical Equipment — 1.4%
$1,800,000	BB-	Roper Industries Inc., 1.481% due 1/15/34	$1,212,750

Industrial Conglomerates — 1.0%
1,000,000	AA	3M Co., Senior Notes, zero coupon bond to yield
		2.160% due 11/21/32	906,250

Machinery — 3.7%
1,500,000	B+	Actuant Corp., 2.000% due 11/15/23	2,023,125
1,200,000	A+	Danaher Corp., zero coupon bond to yield 1.646% due 1/22/21	1,312,500

		Total Machinery	3,335,625

Road & Rail — 0.8%
500,000	BBB-	YRC Worldwide Inc., 5.000% due 8/8/23	689,375

Trading Companies & Distributors — 3.5%
700,000	B	United Rentals North America Inc., 1.875% due 10/15/23	906,500
		WESCO International Inc.:
900,000	B	2.625% due 10/15/25 (a)	1,420,875
500,000	B	2.625% due 10/15/25	789,375

		Total Trading Companies & Distributors	3,116,750

		TOTAL INDUSTRIALS	13,493,875

INFORMATION TECHNOLOGY — 15.7%
Communications Equipment — 4.3%
2,600,000	NR	ADC Telecommunications Inc., 5.729% due 6/15/13 (b)	2,512,250
1,100,000	BB-	Comverse Technology Inc., zero coupon bond due 5/15/23	1,307,625

		Total Communications Equipment	3,819,875

Computers & Peripherals — 0.8%
		Electronics for Imaging Inc., Senior Notes:
600,000	NR	1.500% due 6/1/23	624,000
100,000	NR	1.500% due 6/1/23 (a)	104,000

		Total Computers & Peripherals	728,000

Electronic Equipment & Instruments — 1.1%
900,000	BBB-	Avnet Inc., 2.000% due 3/15/34	987,750

Internet Software & Services — 1.5%
900,000	NR	Sina Corp., zero coupon bond due 7/15/23	1,316,250

IT Services — 2.4%
2,000,000	NR	Euronet Worldwide Inc., Debenture, 3.500% due 10/15/25	2,102,500

Semiconductors & Semiconductor Equipment — 2.6%
900,000	NR	Acquicor Technology Inc., 8.000% due 12/15/11 (a)	922,500
1,200,000	NR	RF Micro Devices Inc., 1.500% due 7/1/10	1,360,500

		Total Semiconductors & Semiconductor Equipment	2,283,000

See Notes to Financial Statements.

6	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Software — 3.0%
$1,300,000	BBB-	Amdocs Ltd., 0.500% due 3/15/24	$1,317,875
900,000	NR	Cadence Design Systems Inc., 1.500% due 12/15/13 (a)	957,375
300,000	NR	Mentor Graphics Corp., 6.250% due 3/1/26 (a)	401,250

		Total Software	2,676,500

		TOTAL INFORMATION TECHNOLOGY	13,913,875

TELECOMMUNICATION SERVICES — 4.7%
Diversified Telecommunication Services — 1.1%
1,000,000	CCC	Level 3 Communications Inc., Subordinated Notes,
		6.000% due 3/15/10	945,000

Wireless Telecommunication Services — 3.6%
		Dobson Communications Corp.:
400,000	CCC	1.500% due 10/1/25	463,000
400,000	CCC	1.500% due 10/1/25 (a)	463,000
		NII Holdings Inc.:
1,000,000	NR	2.750% due 8/15/25 (a)	1,607,500
400,000	NR	2.750% due 8/15/25	643,000

		Total Wireless Telecommunication Services	3,176,500

		TOTAL TELECOMMUNICATION SERVICES	4,121,500

		TOTAL CONVERTIBLE BONDS & NOTES
		(Cost — $60,158,044)	67,732,957

Shares

COMMON STOCKS — 11.0%
CONSUMER DISCRETIONARY — 2.2%
Specialty Retail — 2.2%
24,559		Men’s Wearhouse Inc.	1,054,564
34,000		Staples Inc.	874,480

		TOTAL CONSUMER DISCRETIONARY	1,929,044

ENERGY — 0.7%
Energy Equipment & Services — 0.7%
19,000		Rowan Cos. Inc.	624,910

FINANCIALS — 4.5%
Commercial Banks — 1.7%
45,000		Commerce Bancorp Inc.	1,520,100

Consumer Finance — 1.0%
11,000		Capital One Financial Corp.	884,400

Thrifts & Mortgage Finance — 1.8%
37,000		Countrywide Financial Corp.	1,608,760

		TOTAL FINANCIALS	4,013,260

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	7

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Shares	Security	Value

HEALTH CARE — 1.8%
Biotechnology — 1.3%
50,028	BioMarin Pharmaceutical Inc. *	$947,530
6,200	Vertex Pharmaceuticals Inc. *	219,170

	Total Biotechnology	1,166,700

Life Sciences Tools & Services — 0.5%
33,000	Nektar Therapeutics *	419,100

	TOTAL HEALTH CARE	1,585,800

INFORMATION TECHNOLOGY — 1.8%
Communications Equipment — 1.0%
41,000	Corning Inc. *	854,440

Internet Software & Services — 0.8%
26,000	Sohu.com Inc. *	698,360

	TOTAL INFORMATION TECHNOLOGY	1,552,800

	TOTAL COMMON STOCKS
	(Cost — $7,070,538)	9,705,814

CONVERTIBLE PREFERRED STOCKS — 9.1%
CONSUMER DISCRETIONARY — 3.1%
Hotels, Restaurants & Leisure — 1.6%
60,000	Six Flags Inc., 7.250% due 8/15/09	1,410,000

Media — 1.5%
1,100	Interpublic Group of Cos. Inc., 5.250% due 12/31/49 (a)	1,299,375

	TOTAL CONSUMER DISCRETIONARY	2,709,375

FINANCIALS — 1.4%
Real Estate Investment Trusts (REITs) — 1.4%
13,500	Simon Property Group Inc., 6.000% due 12/31/49	1,232,010

HEALTH CARE — 2.0%
Health Care Providers & Services — 2.0%
32,000	Omnicare Capital Trust II, Series B, 4.000% due 6/15/33	1,764,160

INDUSTRIALS — 1.4%
Trading Companies & Distributors — 1.4%
26,032	United Rentals Trust I, 6.500% due 8/1/28	1,288,584

UTILITIES — 1.2%
Independent Power Producers & Energy Traders — 1.2%
700	NRG Energy Inc., 4.000% due 12/31/49 (a)	1,108,800

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $7,026,075)	8,102,929

	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENT (Cost — $74,254,657)	85,541,700

See Notes to Financial Statements.

8	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Schedule of Investments (January 31, 2007) (unaudited)

Face
Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENT — 3.7%
Repurchase Agreement — 3.7%
$3,213,000		Interest in $513,597,000 joint tri-party repurchase agreement
		dated 1/31/07 with Greenwich Capital Markets Inc.,
		5.260% due 2/1/07; Proceeds at maturity — $3,213,469; (Fully
		collateralized by various U.S. government agency obligations,
		3.407% to 7.111% due 7/1/15 to 5/1/42; Market value —
		$3,277,263) (Cost — $3,213,000)	$3,213,000

		TOTAL INVESTMENTS — 100.2%(Cost — $77,467,657#)	88,754,700
		Liabilities in Excess of Other Assets — (0.2)%	(133,259)

		TOTAL NET ASSETS — 100.0%	$88,621,441

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2007.

(c)	Rating by Moody’s Investors Service.

#	Aggregate cost for federal income tax purposes is substantially the same.
See page 10 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	9

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

10	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $77,467,657)	$88,754,700
Cash	878
Receivable for securities sold	1,302,828
Dividends and interest receivable	385,380
Receivable for Fund shares sold	100,011
Receivable from manager	11,533
Prepaid expenses	26,244

Total Assets	90,581,574

LIABILITIES:
Payable for securities purchased	1,666,772
Payable for Fund shares repurchased	64,459
Distribution fees payable	52,405
Investment management fee payable	43,043
Trustees’ fees payable	27,865
Distributions payable	19,488
Deferred compensation payable	18,964
Accrued expenses	67,137

Total Liabilities	1,960,133

Total Net Assets	$88,621,441

NET ASSETS:
Par value (Note 6)	$4,997
Paid-in capital in excess of par value	78,412,448
Overdistributed net investment income	(198,225)
Accumulated net realized loss on investments	(884,822)
Net unrealized appreciation on investments	11,287,043

Total Net Assets	$88,621,441

Shares Outstanding:
Class A	2,140,733

Class B	987,033

Class C	1,371,160

Class I(1)	498,359

Net Asset Value:
Class A (and redemption price)	$17.73

Class B *	$17.66

Class C *	$17.74

Class I(1) (and redemption price)	$17.88

Maximum Public Offering Price Per Share:
Class A(2) (based on maximum sales charge of 5.75%)	$18.81

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	11

Statement of Operations (For the six months ended January 31, 2007) (unaudited)
INVESTMENT INCOME:
Interest	$948,510
Dividends	279,943
Less: Foreign taxes withheld	(1,870)

Total Investment Income	1,226,583

EXPENSES:
Investment management fee (Note 2)	314,571
Distribution fees (Notes 2 and 4)	242,186
Registration fees	43,779
Trustees’ fees (Note 10)	35,230
Transfer agent fees (Note 4)	26,352
Shareholder reports (Note 4)	24,257
Restructuring fees (Note 10)	13,883
Audit and tax	12,258
Legal fees	5,131
Insurance	1,100
Custody fees	995
Miscellaneous expenses	4,118

Total Expenses	723,860
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(50,088)

Net Expenses	673,772

Net Investment Income	552,811

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(713,352)
Change in Net Unrealized Appreciation/Depreciation From Investments	10,320,402

Net Gain on Investments	9,607,050

Increase in Net Assets From Operations	$10,159,861

See Notes to Financial Statements.

12	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Statements of Changes in Net Assets
For six months ended January 31, 2007 (unaudited)
and the year ended July 31, 2006
	2007	2006

OPERATIONS:
Net investment income	$552,811	$1,838,992
Net realized gain (loss)	(713,352)	5,503,048
Change in net unrealized appreciation/depreciation	10,320,402	(3,304,056)

Increase in Net Assets From Operations	10,159,861	4,037,984

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(693,782)	(1,828,751)
Net realized gains	(3,697,078)	(9,092,139)

Decrease in Net Assets From Distributions to Shareholders	(4,390,860)	(10,920,890)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,391,237	12,623,800
Reinvestment of distributions	3,446,792	8,378,407
Cost of shares repurchased	(13,584,364)	(37,708,746)

Decrease in Net Assets From Fund Share Transactions	(7,746,335)	(16,706,539)

Decrease in Net Assets	(1,977,334)	(23,589,445)
NET ASSETS:
Beginning of period	90,598,775	114,188,220

End of period *	$88,621,441	$90,598,775

* Includes overdistributed net investment income of:	$(198,225)	$(57,254)

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	13

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)(2)	2007	(3)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.63		$17.84		$16.90	$15.32	$12.75	$15.73

Income (Loss) From Operations:
Net investment income	0.13		0.36		0.34	0.41	0.71	0.61
Net realized and
unrealized gain (loss)	1.88		0.31		1.27	1.78	2.58	(2.87)

Total Income (Loss) From Operations	2.01		0.67		1.61	2.19	3.29	(2.26)

Less Distributions From:
Net investment income	(0.16)		(0.36)		(0.34)	(0.51)	(0.72)	(0.72)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—	—

Total Distributions	(0.91)		(1.88)		(0.67)	(0.61)	(0.72)	(0.72)

Net Asset Value, End of Period	$17.73		$16.63		$17.84	$16.90	$15.32	$12.75

Total Return(4)	12.23%		3.86%		9.71%	14.35%	26.69%	(14.85)%

Net Assets,
End of Period (000s)	$37,953		$37,302		$40,871	$43,840	$32,183	$21,958

Ratios to Average Net Assets:
Gross expenses	1.33	%(5)(6)	1.31%		1.25%	1.18%	1.42%	1.23%
Net expenses	1.23	(5)(6)(7)(8)	1.15	(7)(8)	1.23 (8)	1.18	1.42	1.23
Net investment income	1.50	(5)	2.06		1.99	2.39	5.24	4.06

Portfolio Turnover Rate	32%		98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class A shares were renamed as Class A shares.
(3)	For the six months ended January 31, 2007 (unaudited).
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.24% and 1.16%, respectively (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.71%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)(2)	2007	(3)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.56		$17.78		$16.84	$15.28	$12.69	$15.66

Income (Loss) From Operations:
Net investment income	0.08		0.27		0.24	0.31	0.62	0.51
Net realized and
unrealized gain (loss)	1.88		0.30		1.27	1.77	2.61	(2.84)

Total Income (Loss) From Operations	1.96		0.57		1.51	2.08	3.23	(2.33)

Less Distributions From:
Net investment income	(0.11)		(0.27)		(0.24)	(0.42)	(0.64)	(0.64)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—	—

Total Distributions	(0.86)		(1.79)		(0.57)	(0.52)	(0.64)	(0.64)

Net Asset Value, End of Period	$17.66		$16.56		$17.78	$16.84	$15.28	$12.69

Total Return(4)	11.98%		3.26%		9.13%	13.66%	26.23%	(15.32)%

Net Assets,
End of Period (000s)	$17,426		$18,839		$23,506	$26,109	$17,406	$8,545

Ratios to Average Net Assets:
Gross expenses	1.85	%(5)(6)	1.84%		1.81%	1.74%	1.89%	1.79%
Net expenses	1.77	(5)(6)(7)(8)	1.68	(7)(8)	1.79 (8)	1.74	1.89	1.79
Net investment income	0.97	(5)	1.54		1.42	1.82	4.65	3.50

Portfolio Turnover Rate	32%		98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class B shares were renamed as Class B shares.
(3)	For the six months ended January 31, 2007 (unaudited).
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.76% and 1.70%, respectively (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.71%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)(2)	2007	(3)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.64		$17.86		$16.91	$15.33	$12.71	$15.61

Income (Loss) From Operations:
Net investment income	0.07		0.24		0.21	0.27	0.55	0.50
Net realized and
unrealized gain (loss)	1.88		0.30		1.28	1.78	2.64	(2.83)

Total Income (Loss) From Operations	1.95		0.54		1.49	2.05	3.19	(2.33)

Less Distributions From:
Net investment income	(0.10)		(0.24)		(0.21)	(0.37)	(0.57)	(0.57)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—	—

Total Distributions	(0.85)		(1.76)		(0.54)	(0.47)	(0.57)	(0.57)

Net Asset Value, End of Period	$17.74		$16.64		$17.86	$16.91	$15.33	$12.71

Total Return(4)	11.82%		3.07%		8.96%	13.42%	25.76%	(15.34)%

Net Assets,
End of Period (000s)	$24,329		$26,353		$37,340	$43,288	$19,824	$5,308

Ratios to Average Net Assets:
Gross expenses	2.08	%(5)(6)	2.06%		1.99%	1.93%	2.29%	1.85%
Net expenses	1.93	(5)(6)(7)(8)	1.86	(7)(8)	1.97 (8)	1.93	2.29	1.85%
Net investment income	0.79	(5)	1.36		1.24	1.55	4.10	3.40

Portfolio Turnover Rate	32%		98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class C shares were renamed Class C shares.
(3)	For the six months ended January 31, 2007 (unaudited).
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.99% and 1.86%, respectively (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.89%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31,unless otherwise noted:

Class I Shares(1)(2)(3)	2007	(4)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.77		$17.97		$17.02	$15.44	$12.84	$15.85

Income (Loss) From Operations:
Net investment income	0.17		0.43		0.42	0.49	0.80	0.67
Net realized and
unrealized gain (loss)	1.88		0.32		1.27	1.77	2.59	(2.89)

Total Income (Loss) From Operations	2.05		0.75		1.69	2.26	3.39	(2.22)

Less Distributions From:
Net investment income	(0.19)		(0.43)		(0.41)	(0.58)	(0.79)	(0.79)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—	—

Total Distributions	(0.94)		(1.95)		(0.74)	(0.68)	(0.79)	(0.79)

Net Asset Value, End of Period	$17.88		$16.77		$17.97	$17.02	$15.44	$12.84

Total Return(5)	12.40%		4.28%		10.13%	14.72%	27.42%	(14.51)%

Net Assets,
End of Period (000s)	$8,913		$8,105		$8,395	$83,456	$78,905	$72,510

Ratios to Average Net Assets:
Gross expenses	0.96	%(6)(7)	0.92%		0.79%	0.80%	0.89%	0.81%
Net expenses	0.84	(6)(7)(8)(9)	0.78	(8)(9)	0.78 (9)	0.80	0.89	0.81
Net investment income	1.88	(6)	2.43		2.39	2.84	5.84	4.49

Portfolio Turnover Rate	32%		98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 21, 2006, Smith Barney Class Y shares were renamed as Class Y shares.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	For the six months ended January 31, 2007 (unaudited).
(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.87% and 0.77%, respectively (Note 10).

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares will not exceed 0.78%.
(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Legg Mason Partners Convertible Fund (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

18	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) formerly known as CAM North America, LLC, is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended January 31, 2007, the Fund’s Class A, B, C and I shares had expense limitations in place of 1.17%, 1.71%, 1.89%, and 0.78%, respectively.

During the six months ended January 31, 2007, LMPFA waived a portion of its investment management fee in the amount of $38,555. In addition, during the six months ended January 31, 2007, the Fund was reimbursed for expenses amounting to $11,533.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2007, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$20,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the Plan to its members effective January 1, 2006. This change will have no effect on fees previously deferred. As of January 31, 2007, the Fund had accrued $18,964 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

20	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.  Investments

During the period ended January 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 28,115,453
Sales	42,103,086

At January 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 12,107,551
Gross unrealized depreciation	(820,508)
Net unrealized appreciation	$ 11,287,043

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.75%, respectively, of the average daily net assets of each class.

Distribution fees are accrued daily and paid monthly.

For the period ended January 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$47,083	$12,079	$10,071
Class B	69,597	6,799	6,295
Class C	125,506	7,454	7,806
Class I*	—	20	85
Total	$242,186	$26,352	$24,257
*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

5.  Distributions to Shareholders by Class

	Six Months Ended January 31, 2007	Year Ended July 31, 2006

Net Investment Income:
Class A †	$342,455	$807,590
Class B†	119,481	326,732
Class C†	137,822	440,662
Smith Barney Class O ‡	—	2,110
Class I †*	94,024	206,219
Salomon Brothers Class A ‡	—	21,771
Salomon Brothers Class B ‡	—	1,798
Salomon Brothers Class A ‡	—	21,869
Total	$693,782	$1,828,751
Net Investment Income:
Class A †	$1,560,367	$3,287,935
Class B†	769,168	1,845,370
Class C†	1,008,529	2,836,788
Smith Barney Class O ‡	—	17,221
Class I †*	359,014	706,565
Salomon Brothers Class A †	—	168,477
Salomon Brothers Class B †	—	17,362
Salomon Brothers Class A †	—	242,421
Total	$3,697,078	$9,092,139
†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.
*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.  Shares of Beneficial Interest

At January 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

22	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

     Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2007		Year Ended July 31, 2006

	Shares	Amount	Shares	Amount

Class A†
Shares sold	98,024	$1,700,511	407,595	$7,109,302
Shares issued on reinvestment	87,764	1,527,075	194,629	3,258,301
Shares repurchased	(288,396)	(4,986,901)	(649,786)	(11,260,034)

Net Decrease	(102,608)	$(1,759,315)	(47,562)	$(892,431)

Class B†
Shares sold	13,912	$242,753	69,624	$1,209,937
Shares issued on reinvestment	35,692	618,365	99,288	1,651,993
Shares repurchased	(200,005)	(3,452,024)	(353,860)	(6,105,189)

Net Decrease	(150,401)	$(2,590,906)	(184,948)	$(3,243,259)

Class C†
Shares sold	23,049	$401,473	97,458	$1,702,238
Shares issued on reinvestment	52,566	914,825	155,484	2,597,616
Shares repurchased	(287,915)	(4,980,093)	(760,742)	(13,135,923)

Net Decrease	(212,300)	$(3,663,795)	(507,800)	$(8,836,069)

Smith Barney Class O‡
Shares sold	—	—	11	$190
Shares issued on reinvestment	—	—	1,169	19,331
Shares repurchased	—	—	(13,609)	(237,206)

Net Decrease	—	—	(12,429)	$(217,685)

Class I†*
Shares sold	2,627	$46,500	21,074	$365,375
Shares issued on reinvestment	22,020	386,527	43,375	733,507
Shares repurchased	(9,686)	(165,346)	(48,079)	(834,069)

Net Increase	14,961	$267,681	16,370	$264,813

Salomon Brothers Class A‡
Shares sold	—	—	14,651	$257,848
Shares issued on reinvestment	—	—	3,723	62,178
Shares repurchased	—	—	(143,152)	(2,503,586)

Net Decrease	—	—	(124,778)	$(2,183,560)

Salomon Brothers Class B‡
Shares sold	—	—	16	$275
Shares issued on reinvestment	—	—	567	9,397
Shares repurchased	—	—	(12,000)	(210,333)

Net Decrease	—	—	(11,417)	$(200,661)

Salomon Brothers Class C‡
Shares sold	—	—	112,742	$1,978,635
Shares issued on reinvestment	—	—	2,761	46,084
Shares repurchased	—	—	(195,266)	(3,422,406)

Net Decrease	—	—	(79,763)	$(1,397,687)

†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.
*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a pro-

24	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

posal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

26	Legg Mason Partners Convertible Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

10. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

11. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Convertible Fund 2007 Semi-Annual Report	27

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote at a Trust level on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Election of Board Members and (2) Agreement and Plan of Reorganization.

1. Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions

Elliot J. Berv	326,009,773.489	11,257,152.959	0.000
A. Benton Cocanougher	325,898,190.365	11,368,736.083	0.000
Jane F. Dasher	325,981,749.911	11,285,176.537	0.000
Mark T. Finn	326,021,537.213	11,245,389.235	0.000
Rainer Greeven	325,791,305.447	11,475,621.001	0.000
Stephen Randolph Gross	325,876,625.182	11,390,301.266	0.000
Richard E. Hanson Jr.	325,872,007.984	11,394,918.464	0.000
Diana R. Harrington	325,746,405.962	11,520,520.486	0.000
Susan M. Heilbron	325,931,445.925	11,335,480.523	0.000
Susan B. Kerley	326,017,231.539	11,249,694.909	0.000
Alan G. Merten	326,036,225.507	11,230,700.941	0.000
R. Richardson Pettit	325,970,651.286	11,296,275.162	0.000
R. Jay Gerken	325,892,587.522	11,374,338.926	0.000
†	Board Members are elected by the shareholders of all of the series of the Trust, of which the Fund is a series.

2. Approval of Step 2 of Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Reorganize as Corresponding Series of an Existing Trust	307,560,618.605	6,655,446.571	9,349,472.272	13,701,389.000

On December 11, 2006, a Special Meeting of Shareholders was held to vote at a Fund level on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Reorganize as a Corresponding Series of an Existing Trust, (2) Reorganize as Series of a Maryland Business Trust and (3) Revise, Remove and Covert Fundamental Investment Policies.

1. Reorganize as Corresponding Series of an Existing Trust

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,774,425.363	33,759.531	39,430.204	177,012.000

28	Legg Mason Partners Convertible Fund

Additional Shareholder Information (unaudited) (continued)

2. Reorganize as Series of a Maryland Business Trust

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,770,480.524	34,414.531	42,720.043	177,012.000

3. Revise, Remove and Convert Fundamental Investment Policies

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Revise:
Borrowing Money	2,729,713.868	58,726.807	59,174.423	177,012.000
Underwriting	2,736,676.244	55,685.572	55,253.282	177,012.000
Lending	2,736,447.437	60,899.331	50,268.330	177,012.000
Issuing Senior Securities	2,732,619.224	56,956.925	58,038.949	177,012.000
Real Estate	2,733,213.787	53,321.500	61,079.811	177,012.000
Commodities	2,732,273.904	63,788.388	51,552.806	177,012.000
Concentration	2,728,297.465	60,958.384	58,359.249	177,012.000
Remove:
Diversification	2,722,893.976	57,828.063	66,893.059	177,012.000
Purchasing Securities on
Margin and Making Short Sales	2,720,091.815	73,120.943	54,402.340	177,012.000
Investment in Convertible
Securities to Non-Fundamental	2,731,021.296	51,719.949	64,873.853	177,012.000
Convert:
Fundamental to
Non-Fundamental	2,308,548.487	472,860.531	66,206.080	177,012.000

Legg Mason Partners Convertible Fund	29

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Legg Mason Partners Convertible Fund

INVESTMENT MANAGER
TRUSTEES
Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the
general information of the shareholders
of Legg Mason Partners
Convertible Fund, but it may also
be used as sales literature when
preceded or accompanied by a current
prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02170 03/07                 SR07-292

Legg Mason Partners
Convertible Fund

The Fund is a separate investment fund of the Legg Mason Partners
Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS CONVERTIBLE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder
Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds
By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	April 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	April 5, 2007

By:	/s/ Robert J. Brault
Robert J. Brault Chief Financial Officer of Legg Mason Partners Income Funds

Date:	April 5, 2007